Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	Second Quarter		Year-to-Date
	2017	2016	2017	2016
NET SALES	$3,229.5	$2,932.4	$6,035.1	$5,604.5
COSTS AND EXPENSES
Cost of sales	2,017.3	1,803.5	3,757.6	3,498.0
Gross margin	1,212.2	1,128.9	2,277.5	2,106.5
% of Net Sales	37.5%	38.5%	37.7%	37.6%
Selling, general and administrative	738.7	666.9	1,423.4	1,294.7
% of Net Sales	22.9%	22.7%	23.6%	23.1%
Operating margin	473.5	462.0	854.1	811.8
% of Net sales	14.7%	15.8%	14.2%	14.5%
Other - net	60.3	47.6	166.5	93.8
Loss (gain) on sales of businesses	0.9	—	(268.3)	—
Pension settlement	0.3	—	12.8	—
Restructuring charges	8.0	10.2	23.8	18.2
Income from operations	404.0	404.2	919.3	699.8
Interest - net	46.3	42.2	89.0	83.7
EARNINGS BEFORE INCOME TAXES	357.7	362.0	830.3	616.1
Income taxes	80.5	90.5	160.0	156.0
NET EARNINGS	277.2	271.5	670.3	460.1
Less: net loss attributable to non-controlling interests	—	—	—	(0.8)
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$277.2	$271.5	$670.3	$460.9

EARNINGS PER SHARE OF COMMON STOCK
Basic	$1.85	$1.87	$4.49	$3.17
Diluted	$1.82	$1.84	$4.41	$3.12
DIVIDENDS PER SHARE	$0.58	$0.55	$1.16	$1.10
WEIGHTED AVERAGE SHARES OUTSTANDING (in thousands)
Basic	149,514	145,135	149,353	145,583
Diluted	152,226	147,263	151,862	147,543

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	July 1, 2017	December 31, 2016
ASSETS
Cash and cash equivalents	$539.5	$1,131.8
Accounts and notes receivable, net	1,927.9	1,302.8
Inventories, net	2,078.0	1,478.0
Assets held for sale	—	523.4
Other current assets	293.7	352.5
Total current assets	4,839.1	4,788.5
Property, plant and equipment, net	1,649.8	1,451.2
Goodwill and other intangibles, net	12,020.2	8,993.5
Other assets	803.2	401.7
Total assets	$19,312.3	$15,634.9
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$591.7	$12.1
Accounts payable	2,093.0	1,640.4
Accrued expenses	1,182.2	1,101.5
Liabilities held for sale	—	53.5
Total current liabilities	3,866.9	2,807.5
Long-term debt	3,817.4	3,815.3
Other long-term liabilities	3,921.6	2,638.5
Stanley Black & Decker, Inc. shareowners’ equity	7,700.0	6,367.0
Non-controlling interests’ equity	6.4	6.6
Total liabilities and shareowners' equity	$19,312.3	$15,634.9

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		Second Quarter		Year-to-Date
		2017	2016	2017	2016
	OPERATING ACTIVITIES
	Net earnings from continuing operations	$277.2	$271.5	$670.3	$460.1
	Depreciation and amortization	115.8	102.0	217.3	202.1
	Pre-tax loss (gain) on sales of businesses	0.9	—	(268.3)	—
	Changes in working capital[1]	(159.1)	57.6	(569.3)	(210.4)
	Other	21.7	65.3	60.9	(48.5)
	Net cash provided by operating activities	256.5	496.4	110.9	403.3
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(122.2)	(78.7)	(186.9)	(143.6)
	Premium paid on equity option	(25.1)	—	(25.1)	—
	Proceeds from issuances of common stock	15.6	23.7	32.9	32.2
	Proceeds from issuance of preferred stock	727.5	—	727.5	—
	Proceeds from sale of businesses, net of cash sold	0.5	—	745.3	—
	Business acquisitions, net of cash acquired	5.3	(8.0)	(2,430.1)	(21.0)
	Net short-term (repayments) borrowings	(593.1)	(132.9)	563.6	348.3
	Net investment hedge settlements	(24.4)	7.9	(3.7)	5.5
	Cash dividends on common stock	(86.5)	(79.8)	(173.2)	(159.4)
	Purchases of common stock for treasury	(2.1)	(0.7)	(15.6)	(362.1)
	Effect of exchange rate changes on cash	21.1	(32.5)	59.2	(15.4)
	Other	(11.6)	20.6	2.9	15.0
	Net cash used in investing and financing activities	(95.0)	(280.4)	(703.2)	(300.5)
	Increase (Decrease) in Cash and Cash Equivalents	161.5	216.0	(592.3)	102.8
	Cash and Cash Equivalents, Beginning of Period	378.0	352.2	1,131.8	465.4
	Cash and Cash Equivalents, End of Period	$539.5	$568.2	$539.5	$568.2

	Free Cash Flow Computation[2]
	Operating cash flow	$256.5	$496.4	$110.9	$403.3
	Less: capital and software expenditures	(122.2)	(78.7)	(186.9)	(143.6)
	Free cash flow (before dividends)	$134.3	$417.7	$(76.0)	$259.7

1	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2
Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	Second Quarter		Year-to-Date
	2017	2016	2017	2016
NET SALES
Tools & Storage	$2,259.5	$1,931.6	$4,114.0	$3,638.5
Security	473.7	537.7	952.2	1,041.9
Industrial	496.3	463.1	968.9	924.1
Total	$3,229.5	$2,932.4	$6,035.1	$5,604.5
SEGMENT PROFIT
Tools & Storage	$374.3	$362.5	$661.6	$624.5
Security	51.9	67.7	102.8	127.9
Industrial	96.4	78.8	182.7	154.8
Segment Profit	522.6	509.0	947.1	907.2
Corporate Overhead	(49.1)	(47.0)	(93.0)	(95.4)
Total	$473.5	$462.0	$854.1	$811.8
Segment Profit as a Percentage of Net Sales
Tools & Storage	16.6%	18.8%	16.1%	17.2%
Security	11.0%	12.6%	10.8%	12.3%
Industrial	19.4%	17.0%	18.9%	16.8%
Segment Profit	16.2%	17.4%	15.7%	16.2%
Corporate Overhead	(1.5)%	(1.6)%	(1.5)%	(1.7)%
Total	14.7%	15.8%	14.2%	14.5%

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Second Quarter 2017
		Reported	Acquisition- Related Charges & Other[1]	Normalized[2]	SECOND QUARTER 2016
	Gross margin	$1,212.2	$26.1	$1,238.3	$1,128.9
	% of Net Sales	37.5%		38.3%	38.5%
	Selling, general and administrative	738.7	(8.7)	730.0	666.9
	% of Net Sales	22.9%		22.6%	22.7%
	Operating margin	473.5	34.8	508.3	462.0
	% of Net Sales	14.7%		15.7%	15.8%
	Earnings from before income taxes	357.7	43.0	400.7	362.0
	Income taxes	80.5	13.6	94.1	90.5
	Net earnings	277.2	29.4	306.6	271.5
	Diluted earnings per share of common stock	$1.82	$0.19	$2.01	$1.84

		Year-to-Date 2017
		Reported	Acquisition- Related Charges & Other[1]	Normalized[2]	YEAR-TO-DATE 2016
	Gross margin	$2,277.5	$32.9	$2,310.4	$2,106.5
	% of Net Sales	37.7%		38.3%	37.6%
	Selling, general and administrative	1,423.4	(19.4)	1,404.0	1,294.7
	% of Net Sales	23.6%		23.3%	23.1%
	Operating margin	854.1	52.3	906.4	811.8
	% of Net Sales	14.2%		15.0%	14.5%
	Earnings before income taxes	830.3	(168.2)	662.1	616.1
	Income taxes	160.0	(0.5)	159.5	156.0
	Net earnings	670.3	(167.7)	502.6	460.9
	Diluted earnings per share of common stock	$4.41	$(1.10)	$3.31	$3.12

1	Acquisition-related charges and other relates primarily to inventory step-up, integration and consulting costs and gain on sales of businesses.
2
The normalized 2017 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the acquisition-related charges and gain on sales of businesses.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Second Quarter 2017
		Reported	Acquisition- Related Charges[1]	Normalized[2]	SECOND QUARTER 2016
	SEGMENT PROFIT
	Tools & Storage	$374.3	$34.1	$408.4	$362.5
	Security	51.9	0.7	52.6	67.7
	Industrial	96.4	—	96.4	78.8
	Segment Profit	522.6	34.8	557.4	509.0
	Corporate Overhead	(49.1)	—	(49.1)	(47.0)
	Total	$473.5	$34.8	$508.3	$462.0
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	16.6%		18.1%	18.8%
	Security	11.0%		11.1%	12.6%
	Industrial	19.4%		19.4%	17.0%
	Segment Profit	16.2%		17.3%	17.4%
	Corporate Overhead	(1.5)%		(1.5)%	(1.6)%
	Total	14.7%		15.7%	15.8%

		Year-to-Date 2017
		Reported	Acquisition- Related Charges[1]	Normalized[2]	YEAR-TO-DATE 2016
	SEGMENT PROFIT
	Tools & Storage	$661.6	$51.4	$713.0	$624.5
	Security	102.8	0.9	103.7	127.9
	Industrial	182.7	—	182.7	154.8
	Segment Profit	947.1	52.3	999.4	907.2
	Corporate Overhead	(93.0)	—	(93.0)	(95.4)
	Total	$854.1	$52.3	$906.4	$811.8
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	16.1%		17.3%	17.2%
	Security	10.8%		10.9%	12.3%
	Industrial	18.9%		18.9%	16.8%
	Segment Profit	15.7%		16.6%	16.2%
	Corporate Overhead	(1.5)%		(1.5)%	(1.7)%
	Total	14.2%		15.0%	14.5%

1	Acquisition-related charges relate primarily to inventory step-up, integration and consulting costs.
2
The normalized 2017 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related charges.